UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period :	September 21, 2017 (commencement of operations) — August 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam PanAgora Managed Futures Strategy

Annual report
8 | 31 | 18

Putnam PanAgora funds pursue systematic, rule-based strategies that combine cutting-edge quantitative techniques with fundamental investment insights.

FUND SYMBOL
CLASS A
PPMFX

Putnam PanAgora
Managed Futures
Strategy

Annual report
8 | 31 | 18

Consider these risks before investing: There can be no assurance that a trend following strategy will achieve any particular level of return. The fund’s allocation of assets may hurt performance, and efforts to balance risk exposures may be unsuccessful. Quantitative models or data may be incorrect or incomplete, and reliance on those models or data may not produce the desired results. Asset prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or commodity. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments in which the fund invests (or has exposure to) are subject to interest-rate risk and credit risk. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Risks associated with derivatives (including “short” derivatives) include losses caused by unexpected market movements (which are potentially unlimited), imperfect correlation between the price of the derivative and the price of the underlying asset, increased investment exposure (which may be considered leverage), the potential inability to terminate or sell derivatives positions, the potential need to sell securities at disadvantageous times to meet margin or segregation requirements, the potential inability to recover margin or other amounts deposited from a counterparty, and the potential failure of the other party to the instrument to meet its obligations. Leveraging can result in volatility in the fund’s performance and losses in excess of the amounts invested. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests in (or provides exposure to) fewer issuers or makes large investments in (or provides large amounts of exposure to) a small number of issuers and involves more risk than a fund that invests more broadly. By investing in a subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. You can lose money by investing in the fund.

Message from the Trustees

October 16, 2018

Dear Fellow Shareholder:

During 2018, we have seen conditions for global financial markets begin to move in different directions. The S&P 500 Index rose to a record high during the summer after a choppy start in January and February. International stocks have lagged behind, however, due in part to uncertainty surrounding U.S. trade policy and interest rates. In addition, fixed-income markets have faced new headwinds as the Federal Reserve has continued its path of normalizing policy. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the period, the fund had an expense limitation, without which the return would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 9/21/17 (commencement of operations) to 8/31/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

2 PanAgora Managed Futures Strategy

Edward Qian, Ph.D.

Portfolio Manager

Edward is Chief Investment Officer and Head of Multi-Asset Research at PanAgora Asset Management. He has a Ph.D. from Florida State University, an M.S. from The Chinese Science Academy, and a B.S. from Peking University. Edward joined PanAgora in 2005 and has been in the investment industry since 1996.

Bryan D. Belton, CFA
Portfolio Manager

Bryan is a Director in the Multi-Asset group at PanAgora Asset Management. He has an M.S.F. from Northeastern University and an B.A. from Boston College. Bryan joined PanAgora in 2005 and has been in the investment industry since 1997.

Kun Yang, Ph.D., CFA
Portfolio Manager

Kun is a Director in the Multi-Asset group at PanAgora Asset Management. He has a Ph.D. in Economics from Vanderbilt University, an M.S. from Wuhan University, and a B.A. from Hubei University. Kun has been in the investment industry since he joined PanAgora in 2006.

How would you describe the investing environment during the reporting period?

Global equities continued their strong run of positive performance from 2017 into 2018 on the back of positive economic news. However, troubles emerged in early February 2018 when U.S. inflationary concerns and expectations of subsequent tighter monetary policy caused equities to sell off sharply. Positive U.S. unemployment and wage numbers pushed the U.S. Federal Reserve to revise its economic growth expectations higher. While the sudden force of the correction pushed the CBOE Volatility Index [VIX], a measure of market volatility, past 50, by mid-February, the VIX had fallen back below 20. Concerns related to U.S. monetary tightening also hampered non-U.S. developed- and emerging-market equities.

In the United States, more than three quarters of S&P 500 Index-listed companies beat analysts’ expectations, and recent corporate tax-rate cuts provided an additional boost to the already robust earnings growth. Despite the good economic news, concerns about escalating trade tensions with China and other key U.S. allies caused volatility to remain elevated. In Europe, investors reacted positively to the European Central Bank’s decision to leave interest rates unchanged, although political

PanAgora Managed Futures Strategy 3

The table shows the fund’s long and short exposures as a percentage of the fund’s net assets as of 8/31/18. Allocations will not total 100% because the table reflects the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

uncertainty emanating from Italy and Spain caused international developed markets to lose some ground. Increasing risk aversion to the region and a strengthening U.S. dollar had negative impact on emerging markets.

Over the reporting period, U.S. small- and large-cap equities performed strongly as the Russell 2000 Index gained a robust 21.9%, followed by a 17.8% increase for the S&P 500 Index. International developed markets also experienced positive gains from a hedged U.S. dollar perspective, although to a much lesser extent with the MSCI World ex-U.S. Index [ND] [hedged] adding 6.8% for the reporting period. Emerging markets significantly trailed developed markets. The MSCI Emerging Markets Index [ND] lost 2.8% over the period.

After posting decent results toward the end of 2017, bond prices began 2018 on the decline as investors digested the prospects of rising inflation and a more hawkish stance by the Fed. However, performance began to recover somewhat after a difficult first quarter. Political uncertainty emanated from Italy and Spain, and triggers of a trade war between the United States and key trading partners sparked a rally for bonds. For the second time in 2018, the Fed increased short-term interest rates in June. While this move was widely anticipated, focus quickly shifted to whether there would be one or two more interest-rate hikes this year. With solid economic growth, declining unemployment, and annual inflation now matching the Fed’s 2.0% target, the prospects of a fourth interest-rate increase have become more realistic, in our view. The FTSE U.S. Treasury Bill Index fell by 1.4% for the reporting period, while the FTSE World Government Bond Index ex-U.S. [Hedged] fared better by rising 2.4%. The uptick in inflation and the decrease in longer-term bond yields toward the end of the period

4 PanAgora Managed Futures Strategy

was supportive for inflation-linked bonds. The Bloomberg Barclays World Government Inflation-Linked Bond Index [Hedged] gained 2.9% for the period. Investment-grade credit was the laggard as spreads continued to widen in the second half of the period and demand waned. The Bloomberg Barclays U.S. Credit Index lost 0.6% over the period.

After a strong finish to 2017, commodities displayed mixed performance following the volatility spike observed in early February 2018. Energy commodities performed well, while other sectors such as precious metals, industrial metals, and agriculture declined. The heavily energy-weighted S&P GSCI was up 18.5% for the period, while the more diversified Bloomberg Commodity Index was down 0.7%, further highlighting the impact of the energy sector. The price for West Texas Intermediate [WTI], a benchmark in oil pricing, crude oil recovered from its early February 2018 low of $58.85 to end the period just under $70 per barrel. WTI and other oil-related commodities, including gas and brent crude rallied as investors anticipated the global impact of U.S.-imposed sanctions on Iran, which will restrict the country from exporting crude oil starting in November 2018. Industrial metals, such as copper, and agricultural commodities, including sugar, soybeans, and coffee, were bottom-performing commodity contracts for the period.

How did the fund perform for the reporting period?

On an absolute performance basis, Putnam PanAgora Managed Futures Strategy generated a positive return of 1.49%, net of fees. The fund trades liquid futures contracts across commodities, equity indices, and sovereign bonds, and forward contracts across developed- and emerging-market currencies. The fund utilizes a rules-based trend-following algorithm and PanAgora’s Risk Parity portfolio construction approach in order to harvest trending behaviors in these markets. Over the reporting period, trades within emerging-market currencies were the largest contributors, while trades within developed-market currencies were the largest detractors.

How did the fund’s currency strategies contribute to performance?

Within emerging-market currencies, the fund’s short positions in the Turkish lira and the Mexican peso were top contributors to overall performance. Emerging markets in general have struggled in 2018, as concerns about an escalating U.S. trade war with China created negative domino effects across export-oriented economies. In addition, political turmoil in Turkey weighed further on the local currency.

Within developed-market currencies, long positions in the Swiss franc and Norwegian krone were large detractors from the fund’s absolute performance for the period. Due to the divergence of economic growth and the monetary policy stance between the United States and the rest of the developed markets, the U.S. dollar has appreciated against the basket of major currencies.

How did commodity strategies contribute to performance?

Apart from the currency positions, the fund also benefited from short positions in agricultural commodities [soybean oil, coffee] and natural gas, and was adversely affected by long positions in gold and Singapore equities.

How did the fund use derivatives during the period?

We used futures in an effort to increase the fund’s exposure to equity securities, fixed-income securities, and commodities. We also used forward currency contracts to

PanAgora Managed Futures Strategy 5

increase our exposure to developed- and emerging-market currencies.

What is your strategy and outlook for the coming months?

At the end of the reporting period, the fund increased its exposure to commodities and reduced its exposure to both developed and emerging-market currencies. At the same time, the fund’s exposure to global equities and global sovereign bonds was roughly unchanged. In terms of risk allocation across these asset classes, commodities account for 48%, followed by 24% for global equities, 20% for currencies [developed and emerging market], and 8% for global bonds. The fund currently has a long bias toward global equities and global bonds as well as a long bias toward energy and grain commodities. The fund has a short bias toward precious metals and soft commodities as well as a short bias toward developed-market currencies.

In general, the fund is positioned toward a “growth” theme through the long positions in global equities and energy commodities. Precautionary positions against the negative consequences of geopolitical risks and a trade war include a long position in sovereign bonds and a long position in the U.S. dollar versus developed-market currencies. The fund’s investment process systematically monitors and evaluates global market data and endeavors to trade accordingly should there be changes in the trends of underlying markets.

Thank you, gentlemen, for your time and insights today.

Past performance is not a guarantee of future results.

The opinions expressed in this article represent the current, good-faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this article has been developed internally and/or obtained

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to gain exposure to different asset classes, or to gain exposure to different areas of risk.

For example, the fund’s managers might use futures contracts to gain exposure to equity securities, fixed-income securities, or commodities. These asset classes offer different return potential and exposure to different investment risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. PanAgora monitors the counterparty risks we assume. For example, PanAgora often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 PanAgora Managed Futures Strategy

from sources believed to be reliable; however, PanAgora does not guarantee the accuracy, adequacy, or completeness of such information. Predictions, opinions, and other information contained in this article are subject to change continually and without notice of any kind and may no longer be true after the date indicated. Past performance is not a guarantee of future results. As with any investment there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assump -tions, risks and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements.

This material is directed exclusively at investment professionals. Any investments to which this material relates are available only to or will be engaged in only with investment professionals.

PanAgora Managed Futures Strategy 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the reporting period from September 21, 2017 (the fund’s commencement of operations) through the period ended August 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the life-of-fund period ended 8/31/18
(Inception dates)	Life of fund
Class A (9/21/17)
Before sales charge	1.49%
After sales charge	–4.35
Class B (9/21/17)
Before CDSC	0.79
After CDSC	–4.21
Class C (9/21/17)
Before CDSC	0.79
After CDSC	–0.21
Class M (9/21/17)
Before sales charge	0.99
After sales charge	–2.55
Class R (9/21/17)
Net asset value	1.29
Class R6 (9/21/17)
Net asset value	1.69
Class Y (9/21/17)
Net asset value	1.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

8 PanAgora Managed Futures Strategy

Comparative index returns For the life-of-fund period ended 8/31/18
Life of fund
ICE BofAML U.S. Treasury Bill Index	1.42%
Lipper Alternative Managed Futures Funds category average*	0.74

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund period ended 8/31/18, there were 111 funds in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,079 ($9,579 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,079 ($9,979 after contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,745. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $10,129, $10,169, and $10,179, respectively.

PanAgora Managed Futures Strategy 9

Fund price and distribution information For the life-of-fund period ended 8/31/18
Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$0.059		$0.059	$0.059	$0.059		$0.059	$0.059	$0.059
Short-term gains	—		—	—	—		—	—	—
Total	$0.059		$0.059	$0.059	$0.059		$0.059	$0.059	$0.059
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/21/17*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00	$10.00
8/31/18	10.09	10.71	10.02	10.02	10.04	10.40	10.07	10.11	10.12

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18
(Inception dates)	Life of fund	Annual average	1 year
Class A (9/21/17)
Before sales charge	0.58%	0.57%	1.19%
After sales charge	–5.20	–5.07	–4.63
Class B (9/21/17)
Before CDSC	–0.22	–0.21	0.38
After CDSC	–4.19	–4.08	–4.61
Class C (9/21/17)
Before CDSC	–0.22	–0.21	0.38
After CDSC	–0.22	–0.21	–0.62
Class M (9/21/17)
Before sales charge	0.08	0.08	0.69
After sales charge	–3.42	–3.33	–2.84
Class R (9/21/17)
Net asset value	0.38	0.37	0.99
Class R6 (9/21/17)
Net asset value	0.89	0.86	1.49
Class Y (9/21/17)
Net asset value	0.89	0.86	1.49

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 PanAgora Managed Futures Strategy

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Estimated net expenses for the fiscal
year ended 8/31/18*‡	1.60%	2.35%	2.35%	2.10%	1.85%	1.25%	1.35%
Estimated total annual operating
expenses for the fiscal year
ended 8/31/18‡	1.85%	2.60%	2.60%	2.35%	2.10%	1.50%	1.60%
Annualized expense ratio for the
six-month period ended 8/31/18†	1.52%	2.27%	2.27%	2.02%	1.77%	1.29%	1.27%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the consolidated financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/18.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/18 to 8/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$7.76	$11.57	$11.57	$10.30	$9.03	$6.59	$6.49
Ending value (after expenses)	$1,025.40	$1,021.40	$1,021.40	$1,022.40	$1,024.40	$1,025.40	$1,026.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

PanAgora Managed Futures Strategy 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/18, use the following calculation method. To find the value of your investment on 3/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$7.73	$11.52	$11.52	$10.26	$9.00	$6.56	$6.46
Ending value (after expenses)	$1,017.54	$1,013.76	$1,013.76	$1,015.02	$1,016.28	$1,018.70	$1,018.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 PanAgora Managed Futures Strategy

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays World Government Inflation-Linked Bond Index [Hedged] is an unmanaged index that tracks the performance of investment-grade, government inflation-linked debt from 12 different developed market countries.

Bloomberg Barclays U.S. Credit Index is an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated, investment-grade fixed-income securities.

Bloomberg Commodity Index is a broadly diversified index that measures the prices of commodities.

CBOE (Chicago Board Options Exchange) Volatility Index (VIX) is a measure of the stock market’s expectation of volatility implied by S&P 500 Index options.

PanAgora Managed Futures Strategy 13

FTSE U.S. Treasury Bill Index is an average of Treasury bill month-end rates. The instruments are not marked to market.

FTSE World Government Bond Index ex-U.S. [Hedged] is an unmanaged index that represents the world bond market, excluding the United States.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World ex-U.S. Index (ND) is an unmanaged index of equity securities from developed countries, excluding the United States.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Net dividends (ND) reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 PanAgora Managed Futures Strategy

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

PanAgora Managed Futures Strategy 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 PanAgora Managed Futures Strategy

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-advisory contract with respect to your fund between Putnam Management and its affiliate, PanAgora Asset Management, Inc. (“PanAgora”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and PanAgora furnish specified information, together with any additional information that Putnam Management and PanAgora considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management and PanAgora provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-advisory contracts (as well as the management and sub-advisory contracts of its wholly-owned subsidiary), effective July 1, 2018.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management and PanAgora in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management and PanAgora of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

PanAgora Managed Futures Strategy 17

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management of all open-end funds sponsored by Putnam Management for which PanAgora acts as sub-adviser increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders, Putnam Management and PanAgora.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Putnam Management has agreed to maintain these expense limitations until at least December 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and PanAgora from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees also reviewed the costs incurred by PanAgora in providing its services under the sub-advisory contract and the resulting profitability of your fund. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders, Putnam Management and PanAgora of such economies of scale as may exist in the management of the fund at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates (including PanAgora) to institutional clients, including defined benefit pension and

18 PanAgora Managed Futures Strategy

profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management and PanAgora provide to the Putnam funds and those that they provide to their other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management, and the quality of services provided by Putnam Management with respect to your fund, represented major factors in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. With respect to its review of PanAgora’s investment process and your fund’s investment performance, the Contract Committee, along with other members of the Board, met with a portfolio manager of your fund to review, among other items, the fund’s investment strategy, performance attribution, risks and outlook.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the

PanAgora Managed Futures Strategy 19

Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the fourth quartile of its Lipper Inc. (“Lipper”) peer group (Lipper Alternative Managed Futures Funds) for the period from the fund’s commencement of operations on September 21, 2017 through December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds), but because your fund had less than one year of performance, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. Based on the information provided by Putnam Management and PanAgora, the Trustees remained satisfied with the investment process that PanAgora employs, and the Trustees will continue to monitor your fund and its investment performance in the coming year. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management and PanAgora may receive in connection with the services they provide under the management and sub-advisory contracts with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to PanAgora in managing the assets of the fund and of other clients. Subject to policies approved by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance PanAgora’s investment capabilities and supplement PanAgora’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 PanAgora Managed Futures Strategy

Consolidated financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s consolidated financial statements.

The fund’s consolidated portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Consolidated statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Consolidated statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Consolidated statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Consolidated statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Consolidated financial highlights provide an overview of the fund’s consolidated financial investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the consolidated highlights table also includes the current reporting period.

PanAgora Managed Futures Strategy 21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam PanAgora Managed Futures Strategy:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the fund’s consolidated portfolio, of Putnam PanAgora Managed Futures Strategy and its subsidiary (one of the funds constituting Putnam Investment Funds, referred to hereafter as the “Fund”) as of August 31, 2018, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period September 21, 2017 (commencement of operations) through August 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of their operations, changes in their net assets, and the consolidated financial highlights for the period September 21, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 PanAgora Managed Futures Strategy

The fund’s consolidated portfolio 8/31/18

INVESTMENT COMPANIES (27.4%)*	Shares	Value
State Street Institutional Treasury Plus Money Market Fund	2,368,741	$2,368,741
State Street Institutional US Government Money Market Fund ΩΩ	1,150,266	1,150,266
Total investment companies (cost $3,519,007)		$3,519,007

SHORT-TERM INVESTMENTS (68.8%)*	Principal amount	Value
U.S. Treasury Bills 1.980%, 10/18/18 # ΩΩ	$8,860,000	$8,838,531
Total short-term investments (cost $8,837,183)		$8,838,531

TOTAL INVESTMENTS
Total investments (cost $12,356,190)		$12,357,538

Notes to the fund’s consolidated portfolio

Unless noted otherwise, the notes to the fund’s consolidated portfolio are for the close of the fund’s reporting period, which ran from September 21, 2017 (commencement of operations) through August 31, 2018 (the reporting period). Within the following notes to the fund’s consolidated portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,844,326.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $857,738 and is included in investments in securities on the Consolidated statement of assets and liabilities (Notes 1 and 9).

ΩΩA portion of these holdings are held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary, valued at $1,693,945.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/18 (aggregate face value $13,582,335)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of New York
	Czech Koruna	Sell	10/19/18	$3,509	$3,532	$23
	Japanese Yen	Sell	10/19/18	2,974	2,951	(23)
	Polish Zloty	Sell	10/19/18	3,396	3,420	24
	Swedish Krona	Buy	10/19/18	531,860	536,000	(4,140)
Brown Brothers Harriman & Co.
	Australian Dollar	Buy	10/19/18	242,082	248,000	(5,918)
	Canadian Dollar	Buy	10/19/18	1,068,730	1,063,000	5,730
	Swedish Krona	Sell	10/19/18	176,879	181,000	4,121
State Street Broker Group
	Australian Dollar	Sell	10/19/18	1,491,199	1,552,566	61,367
	British Pound	Sell	10/19/18	3,118	3,189	71
	Canadian Dollar	Sell	10/19/18	2,963,130	2,951,020	(12,110)
	Euro	Sell	10/19/18	5,056	5,116	60
	Hungarian Forint	Sell	10/19/18	1,044,466	1,024,991	(19,475)
	Mexican Peso	Buy	10/19/18	5,848	5,891	(43)
	New Zealand Dollar	Sell	10/19/18	1,214,837	1,248,694	33,857

PanAgora Managed Futures Strategy 23

FORWARD CURRENCY CONTRACTS at 8/31/18 (aggregate face value $13,582,335) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Broker Group cont.
	Norwegian Krone	Sell	10/19/18	$3,910	$4,054	$144
	South African Rand	Sell	10/19/18	3,987	4,406	419
	Swedish Krona	Sell	10/19/18	1,544,180	1,606,455	62,275
	Swiss Franc	Sell	10/19/18	3,131	3,054	(77)
	Turkish Lira	Buy	10/19/18	1,218,418	1,506,427	(288,009)
	Turkish Lira	Sell	10/19/18	1,218,418	1,628,569	410,151
Unrealized appreciation						578,242
Unrealized (depreciation)						(329,795)
Total						$248,447

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 8/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Amsterdam Exchange Index (Long)	5	$648,186	$647,931	Sep-18	$7,764
Australian Government Treasury
Bond 10 yr (Short)	39	3,661,430	3,661,430	Sep-18	(47,416)
Brent Crude (Long) ##	6	464,400	464,400	Dec-18	25,364
Coffee ‘C’ (Short) ##	15	572,625	572,625	Dec-18	53,943
Copper (Short) ##	12	801,300	801,300	Dec-18	13,611
Crude Soybean Oil (Short) ##	57	983,934	983,934	Dec-18	28,166
Euro-Bund 10 yr (Long)	32	5,970,898	5,972,012	Dec-18	4,751
Euro-CAC 40 Index (Long)	10	627,600	627,443	Sep-18	11,067
FTSE 100 Index (Long)	9	867,218	866,236	Sep-18	(24,823)
Gasoline RBOB (Long) ##	6	503,244	503,244	Oct-18	17,646
Gold 100 OZ (Short) ##	6	724,020	724,020	Dec-18	(8,978)
LME Nickel (Long) ##	13	992,160	992,160	Sep-18	(157,564)
LME Nickel (Short) ##	13	992,160	992,160	Sep-18	93,931
LME Zinc (Short) ##	12	736,200	736,200	Dec-18	9,246
Low Sulphur Gas Oil (Long) ##	7	484,400	484,400	Oct-18	24,307
NY Harbor ULSD (Long) ##	5	471,051	471,051	Oct-18	20,753
OMXS 30 Index (Long)	38	689,001	688,726	Sep-18	23,035
S&P 500 Index E-Mini (Long)	8	1,160,608	1,160,840	Sep-18	322
S&P/TSX 60 Index (Long)	7	1,036,032	1,035,356	Sep-18	(3,274)
Silver (Short) ##	7	509,495	509,495	Dec-18	31,127
Soybean (Short) ##	22	927,850	927,850	Nov-18	(6,958)
SPI 200 Index (Long)	9	1,022,195	1,019,688	Sep-18	33,141
Sugar No. 11 (Short) ##	50	593,600	593,600	Oct-18	22,030
WTI Crude (Long) ##	6	414,300	414,300	Dec-18	19,980
Unrealized appreciation					440,184
Unrealized (depreciation)					(249,013)
Total					$191,171

## Held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary.

24 PanAgora Managed Futures Strategy

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$3,519,007	$—	$—
Short-term investments	—	8,838,531	—
Totals by level	$3,519,007	$8,838,531	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$248,447	$—
Futures contracts	191,171	—	—
Totals by level	$191,171	$248,447	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

PanAgora Managed Futures Strategy 25

Consolidated statement of assets and liabilities 8/31/18
ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $12,356,190)	$12,357,538
Cash	52,137
Interest and other receivables	10,120
Receivable for shares of the fund sold	4,697
Receivable from Manager (Note 2)	67,214
Receivable for variation margin on futures contracts (Note 1)	192,356
Unrealized appreciation on forward currency contracts (Note 1)	578,242
Prepaid assets	57,628
Unamortized offering costs (Note 1)	18,366
Deposits with broker (Note 1)	249,420
Total assets	13,587,718

LIABILITIES
Payable for custodian fees (Note 2)	4,952
Payable for investor servicing fees (Note 2)	935
Payable for Trustee compensation and expenses (Note 2)	128
Payable for administrative services (Note 2)	49
Payable for distribution fees (Note 2)	4,273
Payable for auditing and tax fees	51,751
Payable for offering costs (Note 1)	335,190
Unrealized depreciation on forward currency contracts (Note 1)	329,795
Other accrued expenses	16,319
Total liabilities	743,392

Net assets	$12,844,326

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$12,759,603
Accumulated net investment loss (Note 1)	(41,762)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(314,716)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	441,201
Total — Representing net assets applicable to capital shares outstanding	$12,844,326

(Continued on next page)

26 PanAgora Managed Futures Strategy

Consolidated statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($10,166,574 divided by 1,007,586 shares)	$10.09
Offering price per class A share (100/94.25 of $10.09)*	$10.71
Net asset value and offering price per class B share ($10,078 divided by 1,006 shares)**	$10.02
Net asset value and offering price per class C share ($10,078 divided by 1,006 shares)**	$10.02
Net asset value and redemption price per class M share ($10,102 divided by 1,006 shares)	$10.04
Offering price per class M share (100/96.50 of $10.04)*	$10.40
Net asset value, offering price and redemption price per class R share
($10,127 divided by 1,006 shares)	$10.07
Net asset value, offering price and redemption price per class R6 share
($2,077,013 divided by 205,362 shares)	$10.11
Net asset value, offering price and redemption price per class Y share
($560,354 divided by 55,396 shares)	$10.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

PanAgora Managed Futures Strategy 27

Consolidated statement of operations
For the period 9/21/17 (commencement of operations) to 8/31/18

INVESTMENT INCOME
Interest	$160,314
Total investment income	160,314

EXPENSES
Compensation of Manager (Note 2)	115,620
Investor servicing fees (Note 2)	5,220
Custodian fees (Note 2)	9,183
Trustee compensation and expenses (Note 2)	598
Distribution fees (Note 2)	23,967
Administrative services (Note 2)	355
Amortization of offering costs (Note 1)	316,824
Auditing and tax fees	56,023
Other	42,284
Fees waived and reimbursed by Manager (Note 2)	(401,650)
Total expenses	168,424

Expense reduction (Note 2)	(615)
Net expenses	167,809

Net investment loss	(7,495)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Foreign currency transactions (Note 1)	12,931
Forward currency contracts (Note 1)	(69,380)
Futures contracts (Note 1)	(221,702)
Total net realized loss	(278,151)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	1,348
Assets and liabilities in foreign currencies	235
Forward currency contracts	248,447
Futures contracts	191,171
Total change in net unrealized appreciation	441,201

Net gain on investments	163,050

Net increase in net assets resulting from operations	$155,555

The accompanying notes are an integral part of these financial statements.

28 PanAgora Managed Futures Strategy

Consolidated statement of changes in net assets
For the period 9/21/17
(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/18
Operations
Net investment loss	$(7,495)
Net realized loss on investments and foreign currency transactions	(278,151)
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	441,201
Net increase in net assets resulting from operations	155,555
Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	(58,724)
Class B	(59)
Class C	(59)
Class M	(59)
Class R	(59)
Class R6	(8,834)
Class Y	(3,038)
Increase from capital share transactions (Note 4)	2,759,603
Total increase in net assets	2,844,326

NET ASSETS
Beginning of period (Note 5)	10,000,000
End of period (accumulated net investment loss of $41,762)	$12,844,326

The accompanying notes are an integral part of these financial statements.

PanAgora Managed Futures Strategy 29

Consolidated financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	realized gain	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	on investments	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)
Class A
August 31, 2018†	$10.00	(.01)	.16	.15	(.06)	(.06)	$10.09	1.49*	$10,167	1.42*	(.12)*	— *
Class B
August 31, 2018†	$10.00	(.08)	.16	.08	(.06)	(.06)	$10.02	.79*	$10	2.13*	(.83)*	— *
Class C
August 31, 2018†	$10.00	(.08)	.16	.08	(.06)	(.06)	$10.02	.79*	$10	2.13*	(.83)*	— *
Class M
August 31, 2018†	$10.00	(.06)	.16	.10	(.06)	(.06)	$10.04	.99 *	$10	1.89*	(.59)*	— *
Class R
August 31, 2018†	$10.00	(.03)	.16	.13	(.06)	(.06)	$10.07	1.29 *	$10	1.65*	(.36)*	— *
Class R6
August 31, 2018†	$10.00	.02	.15	.17	(.06)	(.06)	$10.11	1.69*	$2,077	1.19 *	.23*	— *
Class Y
August 31, 2018†	$10.00	.02	.16	.18	(.06)	(.06)	$10.12	1.79*	$560	1.18*	.21*	— *

* Not annualized.

† For the period September 21, 2017 (commencement of operations) to February 28, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 3.28% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

30 PanAgora Managed Futures Strategy	PanAgora Managed Futures Strategy 31

Notes to consolidated financial statements 8/31/18

Within the following Notes to consolidated financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 21, 2017 (commencement of operations) through August 31, 2018.

Putnam PanAgora Managed Futures Strategy (the fund) is a non-diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek absolute return (i.e. positive total return in diverse market environments over time). The fund pursues its goal by investing primarily in futures and forward contracts that provide exposure to equities, fixed income securities, commodities, and developed and emerging market currencies. These asset classes offer different return potential and exposure to different investment risks. In allocating the fund’s assets among these different asset classes, PanAgora Asset Management, Inc. (PanAgora), the subadviser to the fund, an affiliate of Putnam Management, uses its proprietary trend following strategy, which relies on quantitative models and information and data inputs to those models to seek to identify and profit from price trends in global equity, fixed income, commodity and currency markets.

Following the identification of a trend, the fund may take either a long or short position in an asset class. The size of the position taken is based on PanAgora’s systematic assessment of the trend and its likelihood of continuing, as well as PanAgora’s estimate of the risk of the instrument through which the position is implemented. Once a position has been added to the fund’s portfolio, PanAgora monitors for any indication of a reversal or loss of momentum in the price trend in order to determine when to exit the position.

In constructing the fund’s portfolio, PanAgora uses a proprietary approach to balance the fund’s risk exposures in an effort to generate attractive returns, in diverse market conditions, that are generally uncorrelated with the returns of traditional asset classes.

The fund expects to obtain exposure to developed “market” equity indexes, although it may have exposure to equity securities of any market capitalization throughout the world, including foreign and emerging markets. In the case of fixed income securities, the fund expects to seek exposure primarily to investment-grade securities, but may have exposure to fixed-income securities of any credit quality, duration or maturity. The fund may obtain exposure to any commodity and to both developed and emerging market currencies. The fund primarily gains long and short exposure to an asset class by investing in exchanged-traded futures and over-the-counter forward contracts, but may also invest in an asset class through other derivatives (such as options and swap contracts) or directly.

The fund is “non-diversified,” which means that it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

Although the fund normally does not engage in borrowing, because the fund typically uses long and short futures and forwards to a significant extent (and may also take other short derivatives positions), the fund will operate with potentially significant investment leverage, which magnifies investment exposure. Instruments in the fund are generally liquid and exchange traded.

The fund may invest directly or indirectly through its wholly-owned and controlled subsidiary, which like the fund, is sub-advised by PanAgora. The fund may invest no more than 25% of its assets in the subsidiary. The subsidiary will invest primarily in commodity futures but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the subsidiary.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. The fund began offering class A, class B, class C, class M, class R, class R6 and class Y shares on September 21, 2017. Purchases of class B shares are closed to new and existing investors except by exchange from

32 PanAgora Managed Futures Strategy

class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Consolidated statement of assets and liabilities date through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

PanAgora Managed Futures Strategy 33

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

34 PanAgora Managed Futures Strategy

Futures contracts The fund uses futures contracts to gain exposure to equity securities, fixed-income securities and commodities.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

At close of the reporting period, the fund has deposited cash valued at $249,420 in a segregated account to cover margin requirements on open futures contracts.

Futures contracts outstanding at period end, if any, are listed after the fund’s consolidated portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to provide exposure to developed and emerging market currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s consolidated portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s consolidated portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,116 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s

PanAgora Managed Futures Strategy 35

investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax returns for the period remains subject to examination by the Internal Revenue Service.

The fund’s investment in the subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The rules regarding the extent to which annual net income, if any, realized by the subsidiary and included in the fund’s annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund’s qualification as a regulated investment company under the Code are unclear and currently under consideration.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $93,476 recognized during the period between November 1, 2017 and August 31, 2018 to its fiscal year ending August 31, 2019.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, late year loss deferrals, realized and unrealized gains and losses on certain futures contracts, foreign subsidiary subpart F income and controlled foreign subsidiary income and gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $34,267 to increase accumulated net investment loss and $34,267 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses

36 PanAgora Managed Futures Strategy

that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$262,077
Unrealized depreciation	(290,799)
Net unrealized depreciation	(28,722)
Undistributed ordinary income	206,685
Post-October capital loss deferral	(93,476)
Cost for federal income tax purposes	$12,825,878

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $335,190 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management for which PanAgora is acting as sub-adviser, launched on or after the date of the fund’s management contract, as determined at the close of each business day during the month. Such annual rates may vary as follows:

1.000%	of the first $1 billion,	0.980%	of the next $2 billion and
0.990%	of the next $2 billion,	0.970%	of any excess thereafter

The subsidiary pays a monthly management fee to Putnam Management at the same rate as the fund. For so long as the fund invests in the subsidiary, the management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

For the reporting period, the fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.945% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $401,650 as a result of this limit.

PanAgora is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PanAgora for its services at an annual rate of 0.500% of the average net assets of the portion of the fund managed by PanAgora.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

PanAgora Managed Futures Strategy 37

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,193	Class R	4
Class B	4	Class R6	817
Class C	4	Class Y	194
Class M	4	Total	$5,220

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $615 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Consolidated statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Consolidated statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$23,659
Class B	1.00%	1.00%	95
Class C	1.00%	1.00%	95
Class M	1.00%	0.75%	71
Class R	1.00%	0.50%	47
Total			$23,967

38 PanAgora Managed Futures Strategy

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $548 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$—	$—
U.S. government securities (Long-term)	—	—
Total	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD 9/21/17 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/18
Class A	Shares	Amount
Shares sold	8,136	$81,487
Shares issued in connection with reinvestment of distributions	5,814	58,724
	13,950	140,211
Shares repurchased	(364)	(3,594)
Net increase	13,586	$136,617

	FOR THE PERIOD 9/21/17 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/18
Class B	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	6	59
	6	59
Shares repurchased	—	—
Net increase	6	$59

	FOR THE PERIOD 9/21/17 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/18
Class C	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	6	59
	6	59
Shares repurchased	—	—
Net increase	6	$59

PanAgora Managed Futures Strategy 39

	FOR THE PERIOD 9/21/17 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/18
Class M	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	6	59
	6	59
Shares repurchased	—	—
Net increase	6	$59

	FOR THE PERIOD 9/21/17 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/18
Class R	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	6	59
	6	59
Shares repurchased	—	—
Net increase	6	$59

	FOR THE PERIOD 9/21/17 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/18
Class R6	Shares	Amount
Shares sold	261,599	$2,646,444
Shares issued in connection with reinvestment of distributions	874	8,834
	262,473	2,655,278
Shares repurchased	(58,111)	(580,643)
Net increase	204,362	$2,074,635

	FOR THE PERIOD 9/21/17 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/18
Class Y	Shares	Amount
Shares sold	55,102	$555,256
Shares issued in connection with reinvestment of distributions	300	3,038
	55,402	558,294
Shares repurchased	(1,006)	(10,179)
Net increase	54,396	$548,115

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	999,807	99.2%	$10,088,053
Class B	1,006	100.0	10,078
Class C	1,006	100.0	10,078
Class M	1,006	100.0	10,102
Class R	1,006	100.0	10,127

At the close of the period, a shareholder of record owned 16.1% of the outstanding shares of the fund.

40 PanAgora Managed Futures Strategy

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 20, 2017 and commenced operations on September 21, 2017. Prior to September 21, 2017, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$9,940,000	994,000
Class B	$10,000	1,000
Class C	$10,000	1,000
Class M	$10,000	1,000
Class R	$10,000	1,000
Class R6	$10,000	1,000
Class Y	$10,000	1,000

Note 6: Basis of consolidation

The accompanying consolidated financial statements of the fund include the account of the subsidiary which primarily invests in commodity-related instruments and other derivatives. The fund may invest up to 25% of its total assets in the subsidiary. The fund’s Consolidated portfolio and Consolidated financial statements include the positions and accounts, respectively, of the subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the fund, except that the subsidiary may invest without limitation in commodity-related instruments.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$18,000,000

PanAgora Managed Futures Strategy 41

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Consolidated		Consolidated
hedging instruments	statement of assets		statement of assets
under ASC 815	and liabilities location	Fair value	and liabilities location	Fair value
Foreign exchange
contracts	Receivables	$578,242	Payables	$329,795
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	75,329*	Unrealized depreciation	28,097*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	4,751*	Unrealized depreciation	47,416*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Commodity contracts	appreciation	360,104*	Unrealized depreciation	173,500*
Total		$1,018,426		$578,808

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s consolidated portfolio. Only current day’s variation margin is reported within the Consolidated statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Consolidated statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(69,380)	$(69,380)
Equity contracts	3,583	—	3,583
Interest rate contracts	(181,389)	—	(181,389)
Commodity contracts	(43,896)	—	(43,896)
Total	$(221,702)	$(69,380)	$(291,082)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$248,447	$248,447
Equity contracts	47,232	—	47,232
Interest rate contracts	(42,665)	—	(42,665)
Commodity contracts	186,604	—	186,604
Total	$191,171	$248,447	$439,618

42 PanAgora Managed Futures Strategy

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Consolidated statement of assets and liabilities.

		Brown
		Brothers	Merrill Lynch,
	Bank of	Harriman	Pierce, Fenner	State Street
	New York	& Co.	& Smith, Inc.	Broker Group	Total
Assets:
Futures contracts	$—	$—	$ 192,356	$—	$ 192,356
Forward currency contracts #	47	9,851	—	568,344	578,242
Total Assets	$47	$9,851	$192,356	$568,344	$770,598
Liabilities:
Futures contracts	—	—	—	—	—
Forward currency contracts #	4,163	5,918	—	319,714	329,795
Total Liabilities	$4,163	$5,918	$—	$319,714	$329,795
Total Financial and Derivative	$(4,116)	$3,933	$192,356	$248,630	$440,803
Net Assets
Total collateral received (pledged)†##	$—	$—	$(1,107,158)	$—
Net amount	$(4,116)	$3,933	$1,299,514	$248,630
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$(1,107,158)	$—	$(1,015,500)

** Included with Investments in securities and/or Deposits with broker on the Consolidated statement of assets and liabilities. With respect to futures contracts, this amount represents collateral on initial and variation margin for outstanding contracts.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

PanAgora Managed Futures Strategy 43

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $77,916 as a capital gain dividend with respect to the taxable year ended August 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

44 PanAgora Managed Futures Strategy

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

PanAgora Managed Futures Strategy 45

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

46 PanAgora Managed Futures Strategy

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

PanAgora Managed Futures Strategy 47

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Emerging Markets Income Fund
Research Fund	Floating Rate Income Fund
Global Income Trust
Global Sector	Government Money Market Fund*
Global Consumer Fund	High Yield Fund
Global Financials Fund	Income Fund
Global Health Care Fund	Money Market Fund†
Global Industrials Fund	Mortgage Securities Fund
Global Natural Resources Fund	Short Duration Bond Fund
Global Sector Fund	Short Duration Income Fund
Global Technology Fund
Global Telecommunications Fund	Tax-free Income
Global Utilities Fund	AMT-Free Municipal Fund
Intermediate-Term Municipal Income Fund
Growth	Short-Term Municipal Income Fund
Growth Opportunities Fund	Tax Exempt Income Fund
International Growth Fund	Tax-Free High Yield Fund
Small Cap Growth Fund
Sustainable Future Fund	State tax-free income funds‡:
Sustainable Leaders Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

48 PanAgora Managed Futures Strategy

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

PanAgora Managed Futures Strategy 49

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

50 PanAgora Managed Futures Strategy

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
PanAgora Asset Management, Inc.	Paul L. Joskow	Principal Accounting Officer,
470 Atlantic Ave.	Robert E. Patterson	and Assistant Treasurer
Boston, MA 02210	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
PricewaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

PanAgora Managed Futures Strategy 51

This report is for the information of shareholders of Putnam PanAgora Managed Futures Strategy. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

52 PanAgora Managed Futures Strategy

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2018*	$43,529	$ —	$12,350	$16

*	For the period September 21, 2018 (commencement of operations) to August 31, 2018

For the fiscal year ended August 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amount of $536,767, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2018*	$ —	$524,401	$ —	$ —

*	For the period September 21, 2018 (commencement of operations) to August 31, 2018

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2018